Exhibit 99.1

Financial statements

Canary RX Inc.

For the Years Ended December 31, 2017 and 2016

Canary RX Inc.
For the Years Ended December 31, 2017 and 2016

Financial statements

802 N Washington

Spokane, WA 99201

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Canary RX, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Canary RX, Inc. (“the Company”) as of December 31, 2017 and 2016 and the related statements of operations and comprehensive income (loss), changes in stockholders’ equity (deficiency), and cash flows for the years then ended, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of Canary RX, Inc. as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

Consideration of the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not yet established an ongoing source of revenue sufficient to cover its operating costs, which raises substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and we are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Fruci & Associates II, PLLC

We have served as the auditor of the Company’s parent since 2017.

Spokane, WA
September 12, 2018

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Canary RX Inc.
BALANCE SHEETS

	December 31,	December 31,
	2017	2016
	$	$

ASSETS
Current assets
Cash and cash equivalents	27,094	745
Prepaid and other receivables	16,027	16,350
Sales tax recoverable	43,118	19,937
Total current assets	86,239	37,032

Furniture and equipment	931	—
Total long term assets	931	—
Total assets	87,170	37,032

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Bank overdraft	—	13,236
Accounts payable	164,862	114,066
Payable to related parties	128,293	82,967
Total current liabilities	293,155	210,269

Total liabilities	293,155	210,269

Contingencies and commitments [Note 7]

Stockholders' deficit
955,100 and 890,100 common shares issued and outstanding as of December 31, 2017 and 2016, respectively [Note 4]	883,975	365,840
Accumulated deficit	(1,084,610)	(564,205)
Accumulated other comprehensive income	(5,350)	25,128
Total stockholders' deficit	(205,985)	(173,237)
Total liabilities and stockholders' deficit	87,170	37,032

The accompanying notes are an integral part of these financial statements.

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Canary RX Inc.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	For the year ended	For the year ended
	December 31, 2017	December 31, 2016
	$	$

REVENUE	—	—

OPERATING EXPENSES
Salaries and wages	200,946	140,088
Consulting expenses	110,151	39,208
Professional fees	58,016	8,412
Insurance expense	3,191	2,244
Interest and bank charges	2,383	679
Advertising and promotion	67	—
General and administrative expenses	145,651	71,657

Total operating expenses	520,405	262,288

Net loss before income taxes	(520,405)	(262,288)

Income taxes [Note 6]	—	—
Net loss	(520,405)	(262,288)

Foreign currency translation adjustment	(30,478)	2,160

Comprehensive loss	(550,883)	(260,128)

Loss per share, basic and diluted	(0.599)	(0.295)

Weighted average shares - basic and diluted	919,587	882,491

The accompanying notes are an integral part of these financial statements.

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Canary RX Inc.
STATEMENTS OF STOCKHOLDER’S EQUITY (DEFICIENCY)

	Common stock		Accumulated other comprehensive	Accumulated
	Shares	Amount	income	deficit	Total

As of December 31, 2015	872,600	235,506	22,968	(301,917)	(43,443)

Shares issued for cash	17,500	130,334	—	—	130,334
Net loss for the year	—	—	—	(262,288)	(262,288)
Foreign currency translation	—	—	2,160	—	2,160

As of December 31, 2016	890,100	365,840	25,128	(564,205)	(173,237)

Shares issued for cash	65,000	518,135	—	—	518,135
Net loss for the year	—	—	—	(520,405)	(520,405)
Foreign currency translation	—	—	(30,478)	—	(30,478)

As of December 31, 2017	955,100	883,975	(5,350)	(1,084,610)	(205,985)

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Canary RX Inc.
STATEMENTS OF CASH FLOWS

	For the year ended	For the year ended
	December 31, 2017	December 31, 2016
	$	$

OPERATING ACTIVITIES

Net loss for the year	(520,405)	(262,288)
Adjustment for non-cash items
Amortization expense	—	—

Changes in operating assets and liabilities:
Change in Prepaid and other receivables	1,422	28,320
Change in Sales tax recoverable	(21,040)	(10,537)
Change in Accounts payable	41,323	68,821
Net cash used in operating activities	(498,700)	(175,684)

INVESTING ACTIVITIES
Purchase of equipment	(899)	—
Net cash used in operating activities	(899)	—

FINANCING ACTIVITIES
(Repayment) and utilization of bank overdraft facility	(13,686)	13,415
Proceeds from issuance of common stock	500,539	132,095
Advances from related parties	38,151	8,681
Net cash provided by financing activities	525,004	154,191

Net increase (decrease) in cash during the year	25,405	(21,493)
Effect of foreign currency translation	944	940
Cash, beginning of year	745	21,298
Cash, end of year	27,094	745

Shares issued as consideration for acquisition of intangible asset	—	—
Cash paid for interest	—	—
Cash paid for taxes	—	—

The accompanying notes are an integral part of these financial statements.

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Canary RX Inc.
Notes to the Financial Statements
December 31, 2017 and 2016

1.	NATURE OF OPERATIONS

Canary RX Inc. (the ‘Company’) was incorporated in Ontario on May 8, 2014, with the sole purpose to apply for and operate as a licensed producer and seller of medical marijuana. The Company has filed an application which is currently being reviewed by Health Canada to grant the Company a license under Marijuana for Medical Purpose Regulation (MMPR). The registered address of the Company is 385 Second Avenue, Simcoe, Ontario, N37 4J8, Canada.

2.	GOING CONCERN

The Company has minimal revenue since inception to date and has sustained operating losses during the period ended December 31, 2017. The Company had working capital deficit of $206,916 and an accumulated deficit of $1,084,610 as of December 31, 2017. The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations and/or obtaining additional financing from its members or other sources, as may be required.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern; however, the above condition raises substantial doubt about the Company’s ability to do so. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

In order to maintain its current level of operations, the Company will require additional working capital from either cash flow from operations, sale of its equity or issuance of debt. However, the Company currently has no commitments from any third parties for the purchase of its equity. If the Company is unable to acquire additional working capital, it will be required to significantly reduce its current level of operations.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars (“USD”).

The Company’s fiscal year-end is December 31. The Company’s reporting currency is USD.

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Canary RX Inc.
Notes to the Financial Statements
December 31, 2017 and 2016

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates, Judgement and Assumptions

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Significant estimates subject to change include the.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of 90 days or less at the date of purchase to be cash equivalents. Cash and cash equivalents consist primarily of bank deposits held in the United States.

Property and Equipment

Property and equipment are reported at cost, less accumulated depreciation. Depreciation is calculated using the declining balance method, commencing when the assets become available for productive use, based on the following estimated useful lives:

Computer equipment	5 years

The depreciation expense was nil and nil for the years ended December 31, 2017 and 2016.

Foreign Currency Translation

The Company’s functional is CAD while the reporting currency is USD. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Non-monetary assets and liabilities are translated using the historical rate on the date of the transaction. All exchange gains or losses arising from translation of these foreign currency transactions are included in net loss for the year. The translation gains and losses resulting from the changes in exchange rates are reported in accumulated other comprehensive gain (loss).

Fair Value of Financial Instruments

ASC Topic 820 “Fair Value Measurements and Disclosures” defines fair value, establishes a framework for measuring fair value and expands required disclosure about fair value measurements of assets and liabilities. ASC 820-10 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820-10 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 -	Valuation based on quoted market prices in active markets for identical assets or liabilities.

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Canary RX Inc.
Notes to the Financial Statements
December 31, 2017 and 2016

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 2 -	Valuation based on quoted market prices for similar assets and liabilities in active markets.

Level 3 -	Valuation based on unobservable inputs that are supported by little or no market activity, therefore requiring management’s best estimate of what market participants would use as fair value.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments or interest rates that are comparable to market rates. These financial instruments include prepaid and other receivable, accounts payable and payable to related parties. The Company's cash and cash equivalents, which are carried at fair value, are classified as a Level 1 financial instruments. Bank accounts are maintained with financial institutions of reputable credit, therefore, bear minimal credit risk.

Income Taxes

Under ASC 740, “Income Taxes,” deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized. As of December 31, 2017, there were no deferred taxes due to the uncertainty of the realization of net operating loss or carry forward prior to expiration.

Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (FASB) or other standard setting bodies that are adopted by the Company as of the specified effective date.

The Company adopted the accounting pronouncement issued by the Financial Accounting Standards Board ("FASB"), ASU 2014-15, Presentation of Financial Statements – Going Concern, which requires an entity’s management to assess, for each annual and interim period, whether there is substantial doubt about the entity’s ability to continue as a going concern within one year of the financial statement issuance date. The definition of substantial doubt within the new standard incorporates a likelihood threshold of “probable” similar to the use of that term under current GAAP for loss contingencies. Certain disclosures are required if conditions give rise to substantial doubt. The guidance was effective for the Company beginning with fiscal year 2017. The adoption did not have a material impact on the financial position and/or results of operations.

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Canary RX Inc.
Notes to the Financial Statements
December 31, 2017 and 2016

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company adopted the accounting pronouncement issued by the FASB to update guidance on how companies account for certain aspects of share-based payments to employees. This pronouncement is effective for fiscal years beginning after December 15, 2016, and interim periods within those years, with early adoption permitted. This guidance requires all income tax effects of awards to be recognized in the income statement when the awards vest or are settled and changes the presentation of excess tax benefits on the statement of cash flows.

The Company adopted these provisions on a prospective basis. In addition, this pronouncement changes guidance on: (a) accounting for forfeitures of share-based awards and (b) employers’ accounting for an employee’s use of shares to satisfy the employer’s statutory income tax withholding obligation. The adoption of this pronouncement did not have a material impact on the financial position and/or results of operations.

On January 1, 2016, the Company adopted the accounting pronouncement issued by the FASB to update the guidance related to the presentation of debt issuance costs. This guidance requires debt issuance costs, related to a recognized debt liability, be presented in the balance sheet as a direct deduction from the carrying amount of the related debt liability rather than being presented as an asset. The Company adopted this pronouncement on a retrospective basis, and the adoption did not have a material impact on the financial position and/or results of operations.

On April 7, 2015, the FASB issued Accounting Standards Update (ASU) No. 2015-03, Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The amendments in this ASU require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts and the accounting for debt issue costs under IFRS. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this ASU. The amendments in this Update apply to all companies. They became effective for public business entities in the annual period ending after December 15, 2015, and interim periods within those fiscal years, with early application permitted.

The Company adopted the accounting pronouncement issued by the FASB to simplify the presentation of deferred income taxes within the balance sheet. This pronouncement eliminates the requirement that deferred tax assets and liabilities are presented as current or noncurrent based on the nature of the underlying assets and liabilities. Instead, the pronouncement requires all deferred tax assets and liabilities, including valuation allowances, be classified as noncurrent. This pronouncement is effective for fiscal years beginning after December 15, 2016, with early adoption permitted. The adoption did not have a material impact on the financial position and/or results of operations.

In November 2016, an accounting pronouncement was issued by the FASB to update the guidance related to the presentation of restricted cash. Under this Update, the amendments require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this Update do not provide a definition of restricted cash or restricted cash equivalents. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. The amendments in this Update should be applied using a retrospective transition method to each period presented. Management does not expect to have a significant impact of this ASU on the Company’s financial statements.

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Canary RX Inc.
Notes to the Financial Statements
December 31, 2017 and 2016

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In May 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-09, Compensation – Stock Compensation (Topic 718). The amendments in this ASU require that the company apply modification accounting when the company changes the terms or conditions of a share-based payment award. The amendments in this Update apply to all companies. They became effective for public business entities in the annual period ending after December 15, 2017, and interim periods within those fiscal years, with early application permitted. Management does not expect to have a significant impact of this ASU on the Company’s financial statements.

In July 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-11, Earnings Per Share (Topic 260); Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815).

I.	Accounting for Certain Financial Instruments with Down Round Features
II.	Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception

The amendments in Part I of this Update change the classification analysis of certain equity-linked financial instruments (or embedded features) with down round features. When determining whether certain financial instruments should be classified as liabilities or equity instruments, a down round feature no longer precludes equity classification when assessing whether the instrument is indexed to an entity’s own stock. The amendments also clarify existing disclosure requirements for equity-classified instruments.

The amendments in Part II of this Update recharacterize the indefinite deferral of certain provisions of Topic 480 that now are presented as pending content in the Codification, to a scope exception. Those amendments do not have an accounting effect.

The amendments in this Update apply to all companies. Part I becomes effective for public business entities in the annual period ending after December 15, 2018, and interim periods within those fiscal years, with early application permitted. Management does not expect to have a significant impact of this ASU on the Company’s financial statements. The amendments in Part II of this Update do not require any transition guidance because those amendments do not have an accounting effect.

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Canary RX Inc.
Notes to the Financial Statements
December 31, 2017 and 2016

4.	STOCKHOLDERS’ DEFICIENCY

COMMON STOCK – AUTHORIZED & ISSUED AND OUTSTANDING

As at December 31, 2017 and 2016, the Company was authorized to issue unlimited shares of common stock with no par value.

		Issued and outstanding
Common stock class	Authorized	As of December 31, 2017	As of December 31, 2016

Class A Special shares	Unlimited	100	100
Class B	Unlimited	840,000	840,000
Class C	Unlimited	—	—
Class D	Unlimited	—	—
Class E	Unlimited	—	—
Class F	Unlimited	—	—
Class G	Unlimited	115,000	50,000
Class H	Unlimited	—	—
Total		955,100	890,100

The Class A Special shares rank ahead of the Class B to Class H common shares with respect to payment of dividends and the distribution of assets in the event of liquation, dissolution or winding up of the Company. The Class A Special shares have no voting rights and are entitle to a fixed preferential cumulative cash dividend at the rate of 0.5% per calendar month on the redemption price of $1 per Class A Special share. The amount is immaterial and has not been accrued.

During the year ended December 31, 2017, the Company issued 65,000 shares for cash proceeds received of $500,539 (CAD 650,000).

During the year ended December 31, 2016, the Company issued 17,500 shares for cash proceeds received of $132,095 (CAD 175,000).

5.	RELATED PARTY TRANSACTIONS AND BALANCES

The Company’s transactions with related parties were, in the opinion of the management, carried out on normal commercial terms and in the ordinary course of the Company’s business.

Amount due to shareholders and related parties in the amount of $128,293 and $82,967 as of December 31, 2017 and 2016, respectively, are non-interest bearing, unsecured and have no fixed payment terms.

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Canary RX Inc.
Notes to the Financial Statements
December 31, 2017 and 2016

6.	INCOME TAXES

Income taxes recovery

The provision for income taxes is calculated at corporate tax rate of approximately 38% (2016: 38%) as follows:

	Year ended	Year ended
	December 31,	December 31,
	2017	2016

Net income (loss) before income taxes	(520,405)	(262,288)

Expected income tax recovery	(197,754)	(99,669)
Change in valuation allowance	197,754	99,669
	-	-

Deferred tax asset

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net deferred tax assets consist of the following components as of December 31:

	2017	2016

Non-capital loss carry forwards	$(522,775)	$(297,176)
Change in valuation allowance	522,755	297,176
	-	-

At December 31, 2017, the Company performed a comprehensive analysis of its tax estimates and revised comparative figures accordingly, which had no net impact on deferred tax recorded. The Company had net operating loss carryforwards of approximately $1,046,023 (2016: $523,248) that may be offset against future taxable income from the year by 2037. No tax benefit has been reported in the December 31, 2017 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount. The Company is taxed in the United States at the Federal level. All tax years since inception are open to examination because no tax returns have been filed.

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Canary RX Inc.
Notes to the Financial Statements
December 31, 2017 and 2016

7.	COMMITMENTS

The Company is a party to a 10-year lease agreement (initiated on July 2014) with respect to its facility to produce Medical Marijuana. Total rent for the building is $1,993 plus applicable taxes per month until the notification of the right to build under their application for approval as licensed producer under the Marijuana for Medical Purpose Regulation. Subject to the notification, the rent increase to $7,791 plus applicable taxes per month. Future minimum rent payments are as follows:

$
2018	23,916
2019	23,916
2020	23,916
2021	23,916
2022 and onwards	59,790
155,454

8.	SUBSEQUENT EVENTS

The Company’s management has evaluated subsequent events up to September 12, 2018, the date the financial statements were issued, pursuant to the requirements of ASC Topic 855 and has determined the following significant subsequent events to report:

On February 9, 2018, shareholders of the Company entered into Share Exchange Agreements with Visava Inc. (“Visava”) to exchange their shareholdings in the Company for Visava’s Class A Common Stock. The Company would continue its business operations as a wholly-owned subsidiary of the Visava.

On June 27, 2018, Visava entered into an Agreement and Plan of Share Exchange (“Exchange Agreement”) with Target Group Inc., a public entity incorporated in Delaware, USA (“Target”).

The Exchange Agreement provides that, subject to its terms and conditions, Target will issue to Visava’s shareholders an aggregate of 25,500,000 shares of the Target’s Common Stock in exchange for all of the issued and outstanding common stock held by the Visava’s shareholders. In addition of its Common Stock, Target will issue to the Visava’s shareholders, prorata Common Stock Purchase Warrants purchasing an aggregate of 25,000,000 shares of Target’s Common Stock at a price per share of $0.10 for a period of two years following the issuance date of the Warrants. Upon the closing of the Exchange Agreement, the Visava’s shareholders will hold approximately 46.27% of the issued and outstanding Common Stock of Target and the Visava will continue its business operations as a wholly-owned subsidiary of the Target.

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